SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant                     [x]
                 Filed by a Party other than the Registrant            [ ]

Check the appropriate box:

[x]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

       (Name of Registrant as Specified In Its
       Charter)
       Fidelity Hereford Street Trust

       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2)   Aggregate number of securities to which
             transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4)   Proposed maximum aggregate value of transaction:

       (5)   Total Fee Paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

       (2)   Form, Schedule or Registration Statement No.:

       (3)   Filing Party:

       (4)   Date Filed:

               SPARTAN(REGISTERED) U.S. TREASURY MONEY MARKET FUND
                    SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
                            SPARTAN MONEY MARKET FUND
                                    FUNDS OF
                         FIDELITY HEREFORD STREET TRUST

                82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                                 1-800-544-8888

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund and Spartan Money Market Fund (the funds) will be held at the office of Fidelity Hereford Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on May 19, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

     1. To elect a Board of Trustees.
     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.
     3. To approve an amended management contract for Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund and Spartan Money Market Fund.
     4. To amend each fund's fundamental investment limitation concerning diversification.
     5. To eliminate reference to investment strategy from the Spartan Money Market Fund's fundamental investment objective.

            ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

     6. To amend Spartan U.S. Treasury Money Market Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
     7. To amend Spartan U.S. Government Money Market's Fund's fundamental investment limitation concerning borrowing.
     8. To amend Spartan U.S. Treasury Money Market Fund's fundamental investment limitation concerning real estate.
     9. To amend Spartan U.S. Treasury Money Market Fund's fundamental investment limitation concerning lending.


      The Board of Trustees has fixed the close of business on March 22, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.


                                            By order of the Board of Trustees,
                                                      ERIC D. ROITER Secretary
March 22, 1999

                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

      The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

        REGISTRATION                    VALID SIGNATURE
    A. 1)  ABC Corp.                    John Smith, Treasurer
       2)  ABC Corp.                    John Smith, Treasurer
           c/o John Smith, Treasurer

    B. 1)  ABC Corp. Profit Sharing     Ann B. Collins, Trustee
       2)  Plan                         Ann B. Collins, Trustee
       3)  ABC Trust                    Ann B. Collins, Trustee
           Ann B. Collins, Trustee
           u/t/d 12/28/78

C.     1)  Anthony B. Craft, Cust.      Anthony B. Craft
           f/b/o Anthony B. Craft, Jr.
           UGMA

                                 PROXY STATEMENT


                       SPECIAL MEETING OF SHAREHOLDERS OF
                         FIDELITY HEREFORD STREET TRUST:
                     SPARTAN U.S. TREASURY MONEY MARKET FUND
                    SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
                            SPARTAN MONEY MARKET FUND
                           TO BE HELD ON MAY 19, 1999


      This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Hereford Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund, Spartan Money Market Fund (the funds) and at any adjournments thereof (the Meeting), to be held on May 19, 1999 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

      The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 22, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $______(Spartan U.S. Treasury Money Market
Fund), $______ (Spartan U.S. Government Money Market Fund), and $____ (Spartan Money Market Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to the funds, is 1 Spartan Way, Merrimack, New Hampshire 03054.

      If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

      All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

      The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be borne by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $______ (Spartan U.S. Treasury Money Market Fund), $_______ (Spartan U.S. Government Money Market Fund) and $______ (Spartan Money Market
Fund).

      If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Shares of each fund of the trust issued and outstanding as of December 31, 1998 are indicated in the following table:

      Spartan U.S. Treasury Money Market Fund               2,404,406,361
      Spartan U.S. Government Money Market Fund               820,783,054
      Spartan U.S. Money Market Fund                        9,428,912,400

As of December 31, 1998, the nominees, Trustees, and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

FMR has advised the trust that for Proposals 1 through 9 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

Shareholders of record at the close of business on March 22, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

      FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1998 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED OCTOBER 31, 1998 CALL 1-800-544-8544 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. APPROVAL OF PROPOSALS 3 THROUGH 9 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

The following tables summarize the proposals applicable to each fund.

Proposal # Proposal Description                      Applicable Fund(s)
---------- --------------------                      ------------------

1.         To elect as Trustees the 12 nominees      All
           presented in proposal 1.

2.         To ratify the selection of                All
           PricewaterhouseCoopers LLP as
           independent accountants of the funds.

3.         To approve an amended management          All
           contract for each fund to include annual premium payments to a captive mutual insurance company in the list of enumerated expenses borne directly by each fund in determining its management fee and to modify the management contract's amendment provisions.

4.         To amend each fund's fundamental          All
           investment limitation concerning
           diversification.

5.         To eliminate reference to investment      Spartan Money
           strategies from the fund's fundamental    Market Fund
           investment objective.

       ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

6.         To amend the fund's fundamental           Spartan U.S.
           investment limitation concerning the      Treasury Money
           concentration of its investments in a     Market Fund
           single industry.

7.         To amend the fund's fundamental           Spartan U.S.
           investment limitation concerning          Government Money
           borrowing.                                Market Fund

8.         To amend the fund's fundamental           Spartan U.S.
           investment limitation concerning real     Treasury Money
           estate.                                   Market Fund

9.         To amend the fund's fundamental           Spartan U.S.
           investment limitation concerning lending. Treasury Money
                                                     Market Fund

1.      TO ELECT A BOARD OF TRUSTEES.

      The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Hereford Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

      All nominees named below are currently Trustees of Fidelity Hereford Street Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page __) and were appointed to the Board in March 1997, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert C. Pozen, each of the nominees is currently a Trustee of 57 registered investment companies advised by FMR. Mr. Gates is currently a Trustee of 54 registered investment companies advised by FMR. Mr. McCoy is currently a Trustee of 54 registered investment companies advised by FMR. Mr. Pozen is currently a Trustee of 51 registered investment companies advised by FMR.

      In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

                                                                 Year of
    Nominee                                                    Election or
     (Age)                   Principal Occupation**            Appointment
     -----                   ----------------------            -----------

Ralph F. Cox        President of RABAR Enterprises                 1991
    (66)            (management consulting-engineering
                    industry, 1994). Prior to February 1994,
                     he was President of Greenhill Petroleum
                     Corporation (petroleum exploration and
                    production). Until March 1990, Mr. Cox
                    was President and Chief Operating
                    Officer of Union Pacific Resources
                    Company (exploration and production). He is a Director of USA Waste Services,
                    Inc. (non-hazardous waste, 1993), CH2M
                    Hill Companies (engineering), Rio
                    Grande, Inc. (oil and gas production),
                    and Daniel Industries (petroleum
                    measurement equipment manufacturer). In
                    addition, he is a member of advisory
                    boards of Texas A&M University and the
                    University of Texas at Austin.

Phyllis Burke Davis Prior to her retirement in September           1992
    (67)            1991, Mrs. Davis was the Senior Vice
                    President of Corporate Affairs of Avon
                    Products, Inc. She is currently a
                    Director of BellSouth Corporation
                    (telecommunications), Eaton Corporation
                    (manufacturing, 1991), and the TJX
                    Companies, Inc. (retail stores), and
                    previously served as a Director of
                    Hallmark Cards, Inc. (1985-1991) and
                    Nabisco Brands, Inc. In addition, she is a member of the President's Advisory
                    Council of The University of Vermont
                    School of Business Administration.

Robert M. Gates     Consultant, author, and lecturer (1993).       1997
    (55)            Mr. Gates was Director of the Central
                    Intelligence Agency (CIA) from
                    1991-1993. From 1989 to 1991, Mr. Gates
                    served as Assistant to the President of
                    the United States and Deputy National
                    Security Advisor. Mr. Gates is a
                    Director of LucasVarity PLC (automotive
                    components and diesel engines), Charles
                    Stark Draper Laboratory (non-profit),
                    NACCO Industries, Inc. (mining and
                    manufacturing), and TRW Inc. (original
                    equipment and replacement products). Mr.
                    Gates also is a Trustee of the Forum for International Policy and of the
                    Endowment Association of the College of
                    William and Mary. In addition, he is a
                    member of the National Executive Board
                    of the Boy Scouts of America.

*Edward C. Johnson  President, is Chairman, Chief Executive       [1993]
3d  (68)            Officer and a Director of FMR Corp.; a
                    Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments
                    Money Management, Inc. (1998), Fidelity
                    Management & Research (U.K.) Inc., and
                    Fidelity Management & Research (Far East)
                    Inc.

 E. Bradley Jones   Prior to his retirement in 1984, Mr.           1990
     (71)           Jones was Chairman and Chief Executive
                      Officer of LTV Steel Company. He is a
                    Director of TRW Inc. (original equipment and replacement products), Consolidated
                    Rail Corporation, Birmingham Steel
                    Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing,
                    1985-1995), Hyster-Yale Materials
                    Handling, Inc. (1985-1995), and
                    Cleveland-Cliffs Inc (mining), and as a
                    Trustee of First Union Real Estate
                    Investments. In addition, he serves as a Trustee of the Cleveland Clinic
                    Foundation, where he has also been a
                    member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive
                    Committee of University School
                    (Cleveland), and a Trustee of Cleveland
                    Clinic Florida.

Donald J. Kirk       Executive-in-Residence (1995) at              1987
    (66)             Columbia University Graduate School of
                    Business and a financial consultant. From
                    1987 to January 1995, Mr. Kirk was a
                    Professor at Columbia University Graduate
                    School of Business. Prior to 1987, he was Chairman of the Financial Accounting
                    Standards Board. Mr. Kirk is a Director
                    of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization
                    Inc., Chairman of the Board of Trustees
                    of the Greenwich Hospital Association,
                    Director of the Yale-New Haven Health
                    Services Corp. (1998), a Member of the
                    Public Oversight Board of the American
                    Institute of Certified Public
                    Accountants' SEC Practice Section (1995), and as a Public Governor of the National
                    Association of Securities Dealers, Inc.
                    (1996).

*Peter S. Lynch     Vice Chairman and Director of FMR. Prior      [1990]
    (56)            to May 31, 1990, he was a Director of
                    FMR and Executive Vice President of FMR
                    (a position he held until March 31,

                    1991); Vice President of Fidelity
                    Magellan Fund and FMR Growth Group
                    Leader; and Managing Director of FMR
                    Corp. Mr. Lynch was also Vice President
                    of Fidelity Investments Corporate
                    Services (1991-1992). In addition, he
                    serves as a Trustee of Boston College,
                    Massachusetts Eye & Ear Infirmary,
                    Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

William O. McCoy    Vice President of Finance for the              1997
    (65)            University of North Carolina (16-school
                    system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice
                    Chairman of the Board of BellSouth
                    Corporation (telecommunications, 1984)
                    and President of BellSouth Enterprises
                    (1986). He is currently a Director of
                    Liberty Corporation (holding company,
                    1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light
                    Company (electric utility, 1996) and the Kenan Transport Co. (1996). Previously, he was a Director of First American
                    Corporation (bank holding company,
                    1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

Gerald C. McDonough  Chairman of G.M. Management Group             1989
    (70)             (strategic advisory services). Mr.
                     McDonough is a Director of York
                     International Corp. (air conditioning
                     and refrigeration), Commercial
                     Intertech Corp. (hydraulic systems,
                     building systems, and metal products,
                     1992), CUNO, Inc. (liquid and gas
                     filtration products, 1996), and
                     Associated Estates Realty Corporation
                     (a real estate investment trust,
                     1993). Mr. McDonough served as a
                     Director of ACME-Cleveland Corp.
                     (metal working, telecommunications,
                     and electronic products) from
                     1987-1996 and Brush-Wellman Inc.
                     (metal refining) from 1983-1997).

Marvin L. Mann      Chairman of the Board of Lexmark               1993
    (66)            International, Inc. (office machines,
                    1991). Prior to 1991, he held the
                    positions of Vice President of
                    International Business Machines
                    Corporation ("IBM") and President and
                    General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).

*Robert C. Pozen    Senior Vice President, is also President       1997
    (52)            and a Director of FMR (1997); and
                    President and a Director of Fidelity
                    Investments Money Management, Inc.
                    (1998), Fidelity Management & Research
                    (U.K.) Inc. (1997), and Fidelity
                    Management & Research (Far East) Inc.
                    (1997). Previously, Mr. Pozen served as
                    General Counsel, Managing Director, and
                    Senior Vice President of FMR Corp.

Thomas R. Williams  President of The Wales Group, Inc.            [1989]
    (70)            (management and financial advisory
                    services). Prior to retiring in 1987, Mr.
                    Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief
                    Executive Officer of The First National
                    Bank of Atlanta and First Atlanta
                    Corporation (bank holding company). He is currently a of Director of ConAgra, Inc.
                    (agricultural products), Georgia Power
                    Company (electric utility), National Life
                    Insurance Company of Vermont, American
                    Software, Inc., and AppleSouth, Inc.
                    (restaurants, 1992).

      *Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

      As of January 31, 1999 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

      If elected, the Trustees will hold office without limit in time except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

      The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended April 30, 1998. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

      The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended April 30, 1998, the committee held four meetings.

      The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended April 30, 1998, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

      The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended April 30, 1998, or calendar year ended December 31, 1998, as applicable.


                               COMPENSATION TABLE


                                 Aggregate
                                Compensation          Aggregate
                                    From          Compensation From        Aggregate              Total
                                Spartan U.s.         Spartan U.s.      Compensation From       Compensation
 Trustees and Members          Treasury Money      Government Money      Spartan Money           From the
 of the Advisory Board          Market Fundb         Market Fundb      Market Fundb,c,d      Fund Complex*a
 ---------------------          ------------         ------------      ----------------      --------------

 J. Gary Burkhead **,#            $       0            $       0            $       0          $       0

 Ralph F. Cox                     $     739            $     311            $   3,509            223,500

 Phyllis Burke Davis              $     739            $     311            $   3,509            220,500

 Robert M. Gates                  $     754            $     317            $   3,582            223,500

 Edward C. Johnson 3d **          $       0            $       0            $       0                  0

 E. Bradley Jones                 $     739            $     311            $   3,509            220,000

 Donald J. Kirk                   $     739            $     311            $   3,509            226,500


 Peter S. Lynch **                $       0            $       0            $       0                  0

 William O. McCoy                 $     754            $     317            $   3,582            223,500

 Gerald C. McDonough              $     922            $     388            $   4,382            273,000

 Marvin L. Mann                   $     729            $     307            $   3,462            220,500

 Robert C. Pozen**                $       0            $       0            $       0                  0

 Thomas R. Williams               $     739            $     311            $   3,509            223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees and Advisory Board Members of the funds are compensated by FMR.

# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of each trust.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,800; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph
      F. Cox, $55,039; Marvin L. Mann, $55,039; William O. McCoy, $55,039,
      and Thomas R. Williams, $63,433.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1,656, Phyllis Burke Davis, $1,656, Robert M. Gates, $1,671, E. Bradley Jones, $1,656, Donald J. Kirk, $1,656, William O. McCoy, $1,671, Gerald C. McDonough, $1,932, Marvin L. Mann, $1,656, and Thomas R. Williams, $1,656.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
      Thomas R. Williams, $1,388.


      Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2.    TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
      AS INDEPENDENT ACCOUNTANTS OF THE FUNDS

      By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that it has no direct or material indirect ownership interest in each fund.

      For the funds' most recently completed fiscal years, the firm of Coopers & Lybrand LLP acted as Spartan U.S. Government Money Market Fund and Spartan Money Market Fund's independent accountants and Price Waterhouse LLP acted as Spartan U.S. Treasury Money Market Fund's independent accountant. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.

      The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF SPARTAN U.S. TREASURY MONEY MARKET FUND, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND AND SPARTAN MONEY MARKET FUND

      The Board of Trustees, including a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contracts). The Amended Contracts modify the list of enumerated expenses borne directly by each fund under its present management contract (the Present Contracts) to include annual premiums (Annual Premiums), if any, for insurance coverage (Insurance Coverage) provided by a captive mutual insurance company (the Mutual Insurance Company) payable on or after January 1, 2004. The Amended Contracts also allow FMR and the trust, on behalf of each fund, to amend the management contracts subject to the requirements of the 1940 Act. The Present Contracts currently require the vote of a majority of the applicable fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contracts' Amendment Provisions" on page __ for more details. (For information on FMR, see section entitled "Activities and Management of FMR," on page __.)

      PROPOSED AMENDMENTS TO THE PRESENT CONTRACTS. Copies of the Amended Contracts, marked to indicate the proposed amendments, are attached to this proxy statement as Exhibit 1 (Spartan U.S. Treasury Money Market Fund), Exhibit 2 (Spartan U.S. Government Money Market Fund), and Exhibit 3 (Spartan Money Market Fund). Except for the modifications discussed above, the Amended Contracts are substantially identical to the Present Contracts. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Contracts" beginning on page __.) If approved by shareholders of a fund, an Amended Contract will take effect on the first day of the first month following approval and will remain in effect through May 31, 2000, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If an Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1999, and thereafter subject to the same requirements for continuance of the Amended Contract.

      CURRENT MANAGEMENT FEE. Each fund's management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. Under the Present Contracts, each fund pays FMR an all-inclusive management fee at an annual rate of 0.45% of such fund's average net assets. FMR pays all the expenses involved in the operation of each fund, with the following exceptions: taxes; the fees and expenses of the Independent Trustees; brokerage fees and commissions; interest expenses with respect to borrowings by the fund; and such non-recurring and extraordinary expenses as may arise, including the costs of any litigation to which each fund may be a party, and any obligation each fund may have to indemnify its officers and Trustees with respect to litigation. Each fund's management fee is reduced by the amount of compensation that each fund pays to the Independent Trustees.

      INSURANCE COVERAGE PROVIDED BY THE MUTUAL INSURANCE COMPANY. The Mutual Insurance Company provides limited insurance coverage to participating funds for certain credit defaults and similar losses relating to insurable assets held by the funds, but not for other losses, such as those attributable to interest rate risk.

      Each fund that participates in the Insurance Coverage is required to pay Annual Premiums to the Mutual Insurance Company and may incur certain other expenses as described more fully below in the section entitled "Additional Information Regarding the Mutual Insurance Company" on page __. Because Spartan U.S. Government Money Market Fund and Spartan Money Market Fund held assets insurable by the Mutual Insurance Company on the most recent date for measuring the level of insurable assets of a fund for purposes of determining participation in and premiums payable to the Mutual Insurance Company (Asset Measurement Date), the Board of Trustees, including the Independent Trustees, determined that participation in the Insurance Coverage by those funds was in the best interests of the funds and their shareholders and approved participation beginning on January 1, 1999. The Board and the Independent Trustees also concluded that the amounts actually or potentially payable to the Mutual Insurance Company by each fund, including the Annual Premiums, were fair and reasonable. As discussed below, FMR is currently bearing the cost of the Annual Premiums for each of these fund's participation in the Insurance Coverage.

      Although Spartan U.S. Treasury Money Market Fund is permitted to purchase assets insurable by the Mutual Insurance Company, it did not hold any insurable assets on the most recent Asset Measurement Date. Thus, the fund currently does not participate in the Insurance Coverage. If, however, the fund holds insurable assets on a future Asset Measurement Date, the Board of Trustees may determine that participation in the Mutual Insurance Company is in the best interests of the fund and its shareholders.

      MODIFICATION TO MANAGEMENT FEE CALCULATION. Under the Amended Contracts, each fund would include Annual Premiums payable to the Mutual Insurance Company on or after January 1, 2004, if any, as an enumerated expense borne directly by each fund. Thus, under the Amended Contracts, each fund would become responsible for any Annual Premiums payable on or after January 1, 2004. If shareholders of a fund approve an Amended Contract, FMR will bear the cost of the fund's Annual Premiums until this time. For the policy year commencing January 1, 1999, the Annual Premiums of Spartan Money Market Fund and Spartan U.S. Government Money Market Fund are $419,231 and $5,245, respectively. (As noted above, Spartan U.S. Treasury Money Market Fund will not initially participate in the Insurance Coverage because it did not hold any insurable assets on the most recent Asset Measurement Date.) If, however, shareholders of a fund do not approve an Amended Contract, FMR has the right to decline to pay Annual Premiums on behalf of the fund immediately, and thereby not obtain (in the case of Spartan U.S. Treasury Money Market Fund) or terminate a fund's participation in the Insurance Coverage effective as of the next annual policy renewal date.

      REASONS FOR THE PROPOSAL. As noted above, the Board of Trustees believes that participation by a fund that holds insurable assets in the Insurance Coverage is beneficial to that fund and its shareholders. Each fund attempts to maintain a stable price per share of $1.00. The possibility nevertheless exists that certain events, such as a material default by an issuer of a security held in a fund's portfolio, could cause shareholders of a fund to incur a loss by reducing the net asset value per share of the fund below $1.00. A participating fund and its shareholders would benefit from the Insurance Coverage because the fund would be less likely to sustain such a loss.

      Based upon market indications FMR has received, the aggregate premium the Mutual Insurance Company is initially charging to all participating funds is expected to be less costly than comparable coverage provided directly by third-party insurers. In addition, if an Amended Contract is approved, FMR would be obligated to bear the cost of each fund's Annual Premiums, if any, payable on or before December 31, 2003. Moreover, because the Mutual Insurance Company is a mutual insurance company, participating funds will receive a continuing benefit over time as premiums accumulate, assuming no or few losses occur. In particular, the build-up of premiums over time may permit the Mutual

Insurance Company to lower premiums for the same coverage and/or increase coverage for the same premiums. See "Additional Information Regarding the Mutual Insurance Company" on page __ for more details.

      The expenses involved in the operation of each fund historically have not included the type of insurance coverage offered by the Mutual Insurance Company. In fact, none of the funds previously has obtained such insurance for credit defaults and similar losses relating to a fund's investments. As noted above, the Board of Trustees has recognized the benefits the Insurance Coverage can provide to a fund that holds insurable assets. Thus, given these benefits, the Board of Trustees believes that it is appropriate that the management contract for each fund be amended to include Annual Premiums payable to the Mutual Insurance Company on or after January 1, 2004, if any, in the list of enumerated expenses borne directly by each fund. The Board of Trustees also recognized that, if shareholders of a fund do not approve the applicable Amended Contract, FMR has the right, to decline to pay Annual Premiums immediately on behalf of that fund, and thereby either not obtain coverage (in the case of Spartan U.S. Treasury Money Market Fund), or terminate a fund's participation in the Mutual Insurance Company's insurance effective as of the next annual policy renewal date.

      ADDITIONAL INFORMATION REGARDING THE MUTUAL INSURANCE COMPANY. The Mutual Insurance Company is a Bermuda mutual insurance company that commenced operations on January 1, 1999. As a mutual insurance company, the Mutual Insurance Company does not issue stock; ownership interests in the Mutual Insurance Company belong only to the participating funds as policyholders.

      Each fund's Annual Premiums, if any, is based on the risk profile of the fund's insurable assets. In addition to Annual Premiums, in order to maximize coverage while maintaining low Annual Premiums, the Mutual Insurance Company's insurance policies are "assessable;" that is, if (but only if) a loss event occurs and the accumulated reserves of the Mutual Insurance Company are insufficient to cover the loss, all participating funds will be subject, in addition to their Annual Premium payment, to a special assessment premium of up to approximately 2.5 times their Annual Premium payment. The special assessment will be made on a pro rata basis in the same proportion as participating funds' then-current pro rata share of Annual Premiums. Special assessment premiums are considered a non-recurring and extraordinary type of expense. Therefore, to the extent a fund participates in the Mutual Insurance Company's insurance program, the fund would be responsible under both its Present Contract and the Amended Contract for payment of a special assessment premium as a non-recurring and extraordinary expense.

      COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. The following charts compare each fund's management fee under the terms of the Present Contract for the fiscal year ended April 30, 1998, to the management fee and Annual Premium that each fund would have incurred under the Amended Contract assuming it had been in effect during that period, that each fund had participated in the Insurance Coverage and paid Annual Premiums in the amount of each fund's Annual Premium assessment for 1999 ($419,231 for Spartan Money Market Fund and $5,245 for Spartan U.S. Government Money Market Fund), and the exclusion of FMR's obligation to pay those Annual Premiums. Because Spartan U.S. Treasury Money Market Fund did not hold any assets insurable by the Mutual Insurance Company as of the most recent Asset Measurement Date, the management fees and expenses paid under the Present Contract and the Amended Contract would be the same.

                              Spartan Money Market
                              --------------------

                        Amended Contract
      Present Contract  Management Fee Plus
      Management Fee    Annual Premium          Difference
      --------------    --------------          ----------

      $ [40,209,000]      $[40,628,231]        $[419,231]  [1.04%]

                      Spartan U.s. Government Money Market
                      ------------------------------------

                        Amended Contract
      Present Contract  Management Fee Plus
      Management Fee    Annual Premium          Difference
      --------------    --------------          ----------

      $ [3,561,000]       $[3,566,245]          $[5,245]  [0.15%]

      The following tables compare the fees and expenses of Spartan Money Market Fund and Spartan U.S. Government Money Market Fund paid under the terms of the Present Contract for the fiscal year ended April 30, 1998, to the fees and expenses that each such fund would have paid under the Amended Contract, assuming the Amended Contract had been in effect during that period, that the fund had participated in the Insurance Coverage provided by the Mutual Insurance Company and paid Annual Premiums in the amount of each fund's Annual Premiums assessment for 1999 ($419,231 and $5,245, respectively), and the exclusion of FMR's obligation to pay those Annual Premiums. Because Spartan U.S. Treasury Money Market Fund did not hold any assets insurable by the Mutual Insurance Company as of the most recent Asset Measurement Date, the management fees and expenses paid under the Present Contract and the Amended Contract would be the same.

                              COMPARATIVE FEE TABLE

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Spartan Money Market    Present Contract              Amended Contract
--------------------    ----------------              ----------------

Management Fee                0.4500%                       0.4500%

Rule 12b-1 fee                None                          None

Other Expenses                0.0000%                       0.0047%

Total Operating Expenses      0.4500%                       0.4547%

      EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

Life
Years             1 Year      3 Years     5 Years     of Fund
-----             ------      -------     -------     --------
Present Contract   $  5        $  15       $  25       $  57
Amended Contract   $  5        $  15       $  25       $  57

      The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Spartan U.s.
Government Money Market       Present Contract       Present Contract
-----------------------       ----------------       ----------------

Management Fee                      0.4500%             0.4500%

Rule 12b-1 fee                      None                None

Other Expenses                      0.0000%             0.0007

Total Operating Expenses            0.4500%             0.4507

      EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                      Life
Years             1 Year      3 Years     5 Years     of Fund
-----             ------      -------     -------     --------
Present Contract   $  5        $  15       $  25       $  57
Amended Contract   $  5        $  15       $  25       $  57

      The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

      MODIFICATION OF MANAGEMENT CONTRACTS' AMENDMENT PROVISIONS. Each Amended Contract allows FMR and the trust, on behalf of each fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to each Present Contract's amendment provisions will allow FMR and the trust, on behalf of each fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of
Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract immediately to reflect a management fee decrease without the delay of having first to conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would continue to require the approval of each fund's Board of Trustees. The modifications to the Present Contract between each fund and FMR are proposed to make it consistent with the management contracts expected to be adopted by other Fidelity money market funds.

        MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets at least ten times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the funds' management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

        The proposals to present each Amended Contract to shareholders were approved by the Board of Trustees of each fund, including the Independent Trustees, on September 17, 1998 and November 19, 1998. The Board of Trustees received materials relating to each management contract in advance of the meeting at which each management contract was considered and had the opportunity to ask questions and request further information in connection with such consideration.

        INFORMATION RECEIVED BY THE BOARD. In connection with their monthly meetings Trustees receive materials that relate to each management contract. These materials include (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices,
(ii) sales and redemption data, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.

        In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the composition of peer groups of funds, (c) transfer agency and bookkeeping fees paid to affiliates of FMR, (d) investment performance, (e) investment management staffing, (f) the potential for achieving further economies of scale, (g) operating expenses paid to third parties, (h) the information furnished to investors, including each fund's shareholders, and (i) information furnished by FMR concerning several aspects of the captive insurance structure including, among other items, information on and analysis of the allocation of costs between the funds and FMR.

        In considering each Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees that relate to the Amended Contracts include the following:

        INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

      FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

      NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under each Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

      EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

      PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

      ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner.

      OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

      OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contracts' amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the management contracts without the delay and potential costs of a proxy solicitation.

      CONCLUSION. In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important and the forgoing summary does detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the proposed addition of Annual Premiums as an expense borne directly by a fund under the management contract beginning on January 1, 2004 and the proposed modification of the amendment provisions are in the best interests of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract.

4. TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S AND SPARTAN MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.

      Spartan U.S. Treasury Money Market Fund's current fundamental investment limitation concerning diversification is as follows:

      "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of each issuer or (b) the fund would hold more than 10% of the voting securities of such issuer."

      Spartan U.S. Government Money Market Fund's current fundamental investment limitation concerning diversification is as follows:

      "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer."

      Spartan Money Market Fund's current fundamental investment limitation concerning diversification is as follows:

      "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer, or it would own more than 10% of the outstanding voting securities of a single issuer."

      Each fund is a diversified company within the meaning of the 1940 Act. In addition, as money market funds, each fund is subject to additional diversification requirements. These additional diversification requirements have been amended by the SEC from time to time, most recently by amendments effective July 1, 1998. If the SEC's requirements are amended further, it may be necessary to seek shareholder approval to further modify the funds' fundamental diversification limits. To avoid the potential cost and delays of such a solicitation, the Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental diversification limitation with the following amended fundamental limitation governing diversification:

      "The fund may not purchase the securities of any issuer if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time."

      If the proposal is adopted, the Trustees intend to adopt the following additional non-fundamental limit setting forth each fund's current policy:

      "The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days."

      For the purposes of this non-fundamental limit certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to industry standard requirements for money market funds. This non-fundamental limit may be amended by the Trustees as necessary to comply with amendments to SEC diversification policies without the need for shareholder approval.

      The proposed limits will allow each fund always to comply with the diversification limits under the 1940 Act as they are amended from time to time.

      CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of each fund, each fund's current fundamental diversification limitation will remain unchanged.

5. TO ELIMINATE REFERENCE TO INVESTMENT STRATEGIES FROM THE SPARTAN MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE.

      The Board of Trustees has approved, and recommends that shareholders approve, a proposal that would eliminate reference to the fund's investment strategy from the fund's fundamental investment objective, in order to more clearly communicate the fund's investment objective in conformity with the disclosure requirements of the new Form N-1A (the form required by the SEC to register mutual funds). The elimination of the investment strategy from the investment objective will have no material effect on the way the fund is managed. The fund's current primary investment objective is as follows:

      "Spartan Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing principally in money market instruments."

      The fund's objective is fundamental, which means it cannot be modified without a vote of the fund's shareholders.

      If the proposal is approved, the fund's investment objective will be amended to read as follows:

       "Spartan Money Market seeks as high a level of current income as is consistent with the preservation of capital and liquidity."

      As indicated above, if the proposal is approved, the investment strategy currently incorporated into the fund's fundamental investment objective (i.e., "by investing principally in money market instruments") would be eliminated from the objective. The eliminated strategy is currently described elsewhere in the fund's disclosure. Eliminating this strategy from the fund's investment objective is not expected to materially affect the investment strategies or performance of the fund. Adoption of the proposed modification to the fund's objective also would allow the fund to comply with the requirements of revised Form N-1A to provide concise, understandable descriptions of investment objectives and policies, and to allow the fund to more clearly communicate its investment strategies to shareholders.

      DISCUSSION OF PROPOSED MODIFICATIONS. Form N-1A has been amended by the SEC to improve fund prospectus disclosure and to promote more effective communication of information about funds to investors. The amendments focus on disclosure in a fund's prospectus concerning essential information about the fund that will assist investors in deciding whether to invest in the fund. The amendments also minimize prospectus disclosure about technical, legal, and operational matters that generally are common to all funds. To comply with the requirements of the amended Form N-1A, FMR proposes to eliminate the investment strategy from the fund's fundamental objective because the strategy is covered by other policies or disclosure. The revised investment objective will provide clarification to investors and more clearly communicate a concise, understandable description of the fund's investment objective.

      Although FMR is proposing to amend the fund's investment objective, it is not expected that the fund will change its method of choosing securities or the types of securities in which it invests. The fund's portfolio will continue to be invested principally in money market instruments.

      CONCLUSION. The Board of Trustees believes that eliminating the fund's investment strategy from the fund's investment objective is in the best interests of the fund and its shareholders, and unanimously recommends that shareholders vote FOR the proposal. If approved by shareholders, the elimination of reference to investment strategies will become effective when disclosure is revised to reflect the change. If the proposal is not approved, the fund's fundamental investment objective will remain unchanged.

               ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

      The primary purpose of Proposals 6 through 9 are to revise several of the fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations.

      It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of revised limitations is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.

6. TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.

      The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

      "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."

      The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration (additional language is ((underlined)) and deleted language is [bracketed]):

      "The fund may not purchase the securities of any issuer (other than [obligations] ((securities)) issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets [(taken at current value)] would be invested in the securities of ((companies whose)) [issuers having their] principal business activities ((are)) in the same industry."

      The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.

      Adoption of the proposed amended limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

      The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by the fund.

      CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

7.   TO AMEND SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S
     FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.

     The fund's current fundamental investment limitation concerning BORROWING states:

      "The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment), or
      (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination ("borrowings"), do not exceed 33 1/3% of the value of the fund's total assets (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."


     The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing (additional language is ((underlined)) and deleted language is [bracketed]):

      "The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) ((and)) [,or] (ii) engage in reverse repurchase agreements[,] ((for any purpose;)) provided that (i) and (ii) in combination [("borrowings")] do not exceed 33 1/3% of the [value of the] fund's total assets (((including the amount borrowed) less liabilities)) (other than borrowings). Any borrowings that come to exceed [33 1/3% of the value of the fund's total assets] ((this amount)) will be reduced within three days (((not including)) [(exclusive of] Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."

     The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.

     Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed fundamental limitation would clarify two points. First, under the proposed limitation the fund may engage in reverse repurchase agreements for any purpose, while the current limitation does not specify the purposes for which the fund may engage in reverse repurchase agreements. Second, the proposed limitation specifies that the amount of borrowings do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The current limitation does not specify that liabilities other than borrowings are deducted from total assets when calculating the amount each fund may borrow, as percentage of net assets. The amendments make the limitation consistent with the requirements the fund is already subject to pursuant to the 1940 Act.

     CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.



8. TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.

      The fund's fundamental investment limitation concerning real estate currently states:

      "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."

      The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate (additional language is ((underlined)) and deleted language is [bracketed]):

      "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities ((or other instruments)) (but this shall not prevent the fund from [purchasing and selling marketable securities issued by companies] ((investing in securities)) or other [entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)] ((instruments backed by real estate or securities of companies engaged in the real estate business)))."

      The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.

      Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

      The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility.

      CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.


9. TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

      The fund's current fundamental investment limitation concerning lending is as follows:

      "The fund may not make loans, except (a) by lending portfolio securities if, as a result thereof, not more than 33 1/3% of the fund's total assets (taken at current value) would be subject to loan transactions or (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations."

      The Trustees recommend that the shareholders of the fund vote to replace the fund's limitation with the following amended fundamental investment limitation governing lending (additional language is ((underlined)) and deleted language is [bracketed]:

      "The fund may not [make loans, except (a) by lending portfolio securities] ((lend any security or make any other loan)) if, as a result [thereof], [not] more than 33 1/3% of [the fund's] ((its)) total assets [(taken at current value)] would be ((lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements)) [subject to loan transactions or (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations]."

      The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __). If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

      Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for the fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing a fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.

     CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.


                        ACTIVITIES AND MANAGEMENT OF FMR

      FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund and Spartan Money Market Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning on page __.

      FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

      The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Thomas D. Maher, Thomas Simpson, Richard A. Silver, Leonard M. Rush, Fred L. Henning, Jr., Boyce Greer, and Robert Litterst and John Todd are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, [Mr. Maher], [Mr. Simpson], [Mr. Silver], and [__], all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

      All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

      During the period April 30, 1998 through December 31, 1998, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.


                        ACTIVITIES AND MANAGEMENT OF FIMM

      FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.

      Funds with investment objectives similar to each fund for which FMR has entered into a sub-advisory agreement with FIMM (the successor to FMR Texas), and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning on page __.

      The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and Senior Vice President and a Trustee of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.


                          PRESENT MANAGEMENT CONTRACTS

      Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

      In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 3.

            FMR is responsible for the payment of all operating expenses of each fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, fees of the custodian, auditor, and interested Trustees; each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of each fund's securities lending program.

   FMR pays all other expenses of each fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees), interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

   FMR is manager of Spartan U.S. Treasury Money Market Fund, Spartan U.S. Government Money Market Fund, and Spartan Money Market Fund pursuant to a management contracts dated June 16, 1995, June 17, 1994, and June 17, 1994, respectively, which were approved by shareholders on April 19, 1995, March 23, 1994, and March 23, 1994, respectively, pursuant to Agreement and Plans of Reorganization providing for the conversion of each fund into separate funds of a Delaware business trust.

   For the services of FMR under the management contracts, each fund pays FMR a monthly management fee at the annual rate of 0.45% of its average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses paid by the fund to the non-interested trustees, for the fiscal year ended April 30, 1998 from the fund were $8,504,000.

   FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

      The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.


                             PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in each fund's management contract.

      FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services
(FBS), an indirect subsidiary of FMR Corp.

       For fiscal year 1998 the funds paid no brokerage commissions to affiliated brokers.

                 SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

      The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.


                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

      Please advise the trust, in care of ______________, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                                      EXHIBIT 1


                      ((UNDERLINED)) LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF
                               MANAGEMENT CONTRACT
                                     BETWEEN
                         FIDELITY HEREFORD STREET TRUST:
                     SPARTAN U.S. TREASURY MONEY MARKET FUND
                                       AND
                     FIDELITY MANAGEMENT & RESEARCH COMPANY

     ((AMENDMENT)) [AGREEMENT] as of this [16]__ day of [June 1995] 19__, by and between Fidelity Hereford Street Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan U.S. Treasury Money Market Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))

     ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 5 of the existing Management Contract dated June 16, 1995, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on or the first day of the month following approval.))

     1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

           (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

     The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

           (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the
Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto; and (((vi) annual insurance premiums payable on or after January 1, 2004 to a mutual insurance company for insurance coverage relating to certain assets held by the Portfolio.)) It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

           (d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

     The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

     2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

     3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.45% of the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

      In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

     4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

     5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until May 31 [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

           (b) This Contract may be modified by mutual consent [,such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

           (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

     6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

     7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

     The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by [the Securities and Exchange Commission] ((the Commission.))


     IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


[SIGNATURE LINES OMITTED]

                                                                       EXHIBIT 2


                      ((UNDERLINED)) LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF
                               MANAGEMENT CONTRACT
                                     BETWEEN
                         FIDELITY HEREFORD STREET TRUST:
                    SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
                                       AND
                     FIDELITY MANAGEMENT & RESEARCH COMPANY

     ((AMENDMENT)) [AGREEMENT] as of this [17]__ day of [June 1994] 19__, by and between Fidelity Hereford Street Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan U.S. Government Money Market Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

     ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 5 of the existing Management Contract dated June 17, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on or the first day of the month following approval.))

     1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

           (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

     The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

           (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the
Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto; and (((vi) annual insurance premiums payable on or after January 1, 2004 to a mutual insurance company for insurance coverage relating to certain assets held by the Portfolio.)) It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

           (d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

     The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

     2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

     3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.45% of the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

      In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

     4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

     5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until May 31 [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

           (b) This Contract may be modified by mutual consent [,such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

           (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

     6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's [Trust Instrument] ((Declaration of Trust or other organizational)) DOCUMENTS and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the [Trust Instrument] ((Declaration of Trust or other organizational document)) are separate and distinct from those of any and all other Portfolios.

     7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

     The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by [the Securities and Exchange Commission](( the Commission)).


     IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


                                                     [SIGNATURE LINES OMITTED]

                                                                       EXHIBIT 3


                      ((UNDERLINED)) LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF
                               MANAGEMENT CONTRACT
                                     BETWEEN
                         FIDELITY HEREFORD STREET TRUST:
                            SPARTAN MONEY MARKET FUND
                                       AND
                     FIDELITY MANAGEMENT & RESEARCH COMPANY

     ((AMENDMENT)) [AGREEMENT] as of this [17]__ day of [June 1994] 19__, by and between Fidelity Hereford Street Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan Money Market Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

     ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 5 of the existing Management Contract dated June 17, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on or the first day of the month following approval.))

     1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

           (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

     The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

           (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the
Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto; and (((vi) annual insurance premiums payable on or after January 1, 2004 to a mutual insurance company for insurance coverage relating to certain assets held by the Portfolio.)) It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

           (d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

     The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

     2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

     3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.45% of the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.

      In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

     4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

     5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until May 31 [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

           (b) This Contract may be modified by mutual consent [,such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

           (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

     6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's [Trust Instrument] ((Declaration of Trust or other organizational documents)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the [Trust Instrument] ((Declaration of Trust or other organizational document)) are separate and distinct from those of any and all other Portfolios.

     7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

     The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by [the Securities and Exchange Commission] ((the Commission)).


     IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


                                                     [SIGNATURE LINES OMITTED]

                                 [TO BE UPDATED]

                                                                   EXHIBIT 4

            FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

                                                                                                     RATIO OF NET
                                                                                                    ADVISORY FEES
                                                                                                      TO AVERAGE
                                                                                  AVERAGE             NET ASSETS
INVESTMENT                                                   FISCAL             NET ASSETS               PAID
OBJECTIVE AND FUND                                        YEAR END (A)         (MILLIONS)(B)          TO FMR (C)
------------------                                        ------------         -------------          ----------
TAXABLE MONEY MARKET (Y)

The North Carolina Capital
    Management Trust:
         Cash Portfolio                                     6/30/97               $   2,068.90         0.35%
Daily Income Trust                                          8/31/97                   2,359.00         0.32
Money Market Trust:
    Retirement Government
    Money Market                                            8/31/97                   2,740.60         0.42
    Retirement Money Market                                 8/31/97                   5,941.50         0.42
    Rated Money Market
         Class I                                            9/30/97                     304.90         0.20*
         Class II                                           9/30/97                      10.40         0.20*
         Class III                                          9/30/97                      34.30         0.20*
Prime
         Daily Money Class                                  10/31/97                  2,528.10         0.39*
         Capital Reserves Class                             10/31/97                  1,737.80         0.39
Treasury
         Daily Money Class                                  10/31/97                  1,442.20         0.41*
         Capital Reserves Class                             10/31/97                    265.80         0.41*
         Advisor B Class                                    10/31/97                     23.10         0.41*
         Advisor C Class (*)@                               10/31/98**                     0.0         0.41*





                                                                                                     RATIO OF NET
                                                                                                    ADVISORY FEES
                                                                                                      TO AVERAGE
                                                                                  AVERAGE             NET ASSETS
INVESTMENT                                                   FISCAL             NET ASSETS               PAID
OBJECTIVE AND FUND                                        YEAR END (A)         (MILLIONS)(B)          TO FMR (C)
------------------                                        ------------         -------------          ----------

U.S. Government Reserves                                    11/30/97               1,217.20             0.21
Cash Reserves                                               11/30/97              22,411.10             0.21
VIP: Money Market                                           12/31/97               1,112.70             0.21
Select Money Market                                          2/28/98                 816.30             0.20
Colchester Street Trust:
    Domestic Portfolio
         Class I                                             3/31/98               1,147.30             0.20*
         Class II                                            3/31/98                  10.80             0.20*
         Class III                                           3/31/98                  85.00             0.20*
    Government Portfolio
         Class I                                             3/31/98               3,407.70             0.20*
         Class II                                            3/31/98                 115.80             0.20*
         Class III                                           3/31/98                 692.30             0.20*
    Money Market Portfolio
         Class I                                             3/31/98               9,433.60             0.18*
         Class II                                            3/31/98                   97.1             0.18*
         Class III                                           3/31/98                 692.30             0.18*
    Treasury Portfolio:
         Class I                                             3/31/98               4,786.40             0.20*
         Class II                                            3/31/98                 293.20             0.20*
         Class III                                           3/31/98               3,326.20             0.20*
    Treasury Only Portfolio
         Class I                                             3/31/98               1,086.20             0.20*
         Class II                                            3/31/98                  50.60             0.20*
         Class III                                           3/31/98                  63.70             0.20*
Spartan Money Market                                         4/30/98               8,943.90             0.45
Spartan U.S. Government Money Market                         4/30/98                 792.20             0.45
Spartan U.S. Treasury Money Market                           4/30/98               1,891.40             0.45

(a) All fund data are as of the fiscal year end noted in the chart or as of May 31, 1998, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).

(*)   Average net assets for the period shown were less than $100,000.

(Y) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Investments Money Management Inc., with respect to each fund.

@ The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year and figures are available. ** Less than a complete fiscal year.

              Vote this proxy card TODAY! Your prompt response will
               save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

  Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY HEREFORD STREET TRUST:  SPARTAN MONEY MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY HEREFORD STREET TRUST: SPARTAN MONEY MARKET FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date ______________________________, 1999

                                    ---------------------------------------

                                    ---------------------------------------

                                        Signature(s) (Title(s), if applicable)
                                        PLEASE SIGN, DATE, AND RETURN
                                        PROMPTLY IN ENCLOSED ENVELOPE


                                        cusip#31617H201/fund#454

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.     To elect the twelve nominees specified below as          [  ] FOR all nominees    [  ] WITHHOLD           1.
       Trustees:  (01)Ralph F. Cox, (02)Phyllis Burke Davis,    listed (except as        authority to vote
       (03)Robert M. Gates, (04)Edward C. Johnson 3d, (05)E.    marked to the contrary   for all nominees.
       Bradley Jones, (06)Donald J. Kirk, (07)Peter S. Lynch,   below).
       (08)William O. McCoy, (09)Gerald C. McDonough,
       (10)Marvin L. Mann, (11)Robert C. Pozen, and (12)Thomas
       R. Williams
       (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
       NOMINEE(S) ON THE LINE BELOW.)

--------------------------------------------------------------------------------

2.      To ratify the selection of PricewaterhouseCoopers LLP     FOR [ ]     AGAINST [ ]       ABSTAIN [ ]      2.
        as independent accountants of the funds.

3.      To approve an amended management  contract for the fund   FOR [ ]     AGAINST [ ]       ABSTAIN [ ]      3.
        to include annual premium  payments to a captive mutual
        insurance  company in the list of  enumerated  expenses
        borne   directly  by  the  fund  in   calculating   its
        management fee and to modify the management  contract's
        amendment provisions.

4.      To amend the fund's fundamental investment limitation     FOR [ ]     AGAINST [ ]       ABSTAIN [ ]      4.
        concerning diversification.

5.      To eliminate reference to investment strategies from      FOR [ ]     AGAINST [ ]       ABSTAIN [ ]      5.
        the fund's fundamental investment objective.





SPM-pxc-0399                                       cusip#31617H201/fund#454

                Vote this proxy card TODAY! Your prompt response
             will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

    Your prompt response will save your fund the expense of additional mailings.


                    PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY HEREFORD STREET TRUST:  SPARTAN MONEY MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY HEREFORD STREET TRUST: SPARTAN MONEY MARKET FUND as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999, at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date _______________________________, 1999

                                    ---------------------------------------

                                    ---------------------------------------

                                          Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

                                          (454, 458, 415 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.   To elect the twelve nominees     [  ]FOR       [  ]            1.
     specified below as Trustees:     all nominees  WITHHOLD
     (01)Ralph F. Cox, (02)Phyllis    listed        authority
     Burke Davis, (03)Robert M.       (except as    to vote
     Gates, (04)Edward C. Johnson     marked to     for all
     3d, (05)E. Bradley Jones,        the contrary  nominees.
     (06)Donald J. Kirk, (07)Peter    below).
     S. Lynch, (08)William O. McCoy,
     (09)Gerald C. McDonough,
     (10)Marvin L. Mann, (11)Robert
     C. Pozen, and (12)Thomas R.
     Williams  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S),
     WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)

--------------------------------------------------------------------------------


2.      To ratify the selection of PricewaterhouseCoopers LLP     FOR [ ]    AGAINST [ ]         ABSTAIN [ ]     2.
        as independent accountants of the funds.

3.      To approve an amended management  contract for the fund   FOR [ ]    AGAINST [  ]        ABSTAIN [ ]     3.
        to include annual premium  payments to a captive mutual
        insurance  company in the list of  enumerated  expenses
        borne   directly  by  the  fund  in   calculating   its
        management fee and to modify the management  contract's
        amendment provisions.

4.      To amend the fund's fundamental investment limitation     FOR [ ]    AGAINST [ ]         ABSTAIN [ ]     4.
        concerning diversification.

5.      To amend the fund's fundamental investment objective      FOR [ ]    AGAINST [ ]         ABSTAIN [ ]     5.
        to eliminate the reference to the investment strategy.




HERE-pxc-0399
cusip#31617H201#454HH

                Vote this proxy card TODAY! Your prompt response
            will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

    Your prompt response will save your fund the expense of additional mailings.


                    PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY HEREFORD STREET TRUST: SPARTAN U.S. TREASURY MONEY MARKET FUND PROXY SOLICITED BY THE TRUSTEES The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY HEREFORD STREET TRUST: SPARTAN U.S. TREASURY MONEY MARKET FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date ________________________________, 1999

                                    ---------------------------------------

                                    ---------------------------------------

                                          Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE


                                          cusip#31617H300/fund#415

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.   To elect the twelve nominees      [  ] FOR     [  ]       1.
     specified below as Trustees:     all nominees  WITHHOLD
     (01)Ralph F. Cox, (02)Phyllis    listed        authority
     Burke Davis, (03)Robert M.       (except as    to vote
     Gates, (04)Edward C. Johnson     marked to     for all
     3d, (05)E. Bradley Jones,        the contrary  nominees.
     (06)Donald J. Kirk, (07)Peter    below).
     S. Lynch, (08)William O. McCoy,
     (09)Gerald C. McDonough,
     (10)Marvin L. Mann, (11)Robert
     C. Pozen, and (12)Thomas R.
     Williams
     (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)


--------------------------------------------------------------------------------

2.      To ratify the selection of PricewaterhouseCoopers LLP     FOR [ ]   AGAINST [ ]         ABSTAIN [ ]      2.
        as independent accountants of the funds.

3.      To approve an amended management  contract for the fund   FOR [ ]   AGAINST [ ]         ABSTAIN [ ]      3.
        to include annual premium  payments to a captive mutual
        insurance  company in the list of  enumerated  expenses
        borne   directly  by  the  fund  in   calculating   its
        management fee and to modify the management  contract's
        amendment provisions.

4.      To amend the fund's fundamental investment limitation     FOR [ ]   AGAINST [ ]         ABSTAIN [ ]      4.
        concerning diversification.

6.      To amend the fund's fundamental  investment  limitation   FOR [ ]   AGAINST [ ]         ABSTAIN [ ]      6.
        concerning the  concentration  of its  investments in a
        single industry.

8.      To amend the fund's fundamental  investment  limitation   FOR [ ]   AGAINST [ ]         ABSTAIN [ ]      8.
        concerning real estate.

9.      To amend the fund's fundamental investment limitation     FOR [ ]   AGAINST [ ]         ABSTAIN [ ]      9.
        concerning loans.


TMM-pxc-0399                                       cusip#31617H300/fund#415

                Vote this proxy card TODAY! Your prompt response
            will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

    Your prompt response will save your fund the expense of additional mailings.


                    PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY HEREFORD STREET TRUST: SPARTAN U.S. TREASURY MONEY MARKET FUND PROXY SOLICITED BY THE TRUSTEES The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY HEREFORD STREET TRUST: SPARTAN U.S. TREASURY MONEY MARKET FUND as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999, at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date ______________________________, 1999

                                    ---------------------------------------

                                    ---------------------------------------

                                          Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

                                          (454,458,415 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.   To elect the twelve nominees       [  ]FOR     [  ]       1.
     specified below as Trustees:     all nominees  WITHHOLD
     (01)Ralph F. Cox, (02)Phyllis    listed        authority
     Burke Davis, (03)Robert M.       (except as    to vote
     Gates, (04)Edward C. Johnson     marked to     for all
     3d, (05)E. Bradley Jones,        the contrary  nominees.
     (06)Donald J. Kirk, (07)Peter    below).
     S. Lynch, (08)William O. McCoy,
     (09)Gerald C. McDonough,
     (10)Marvin L. Mann, (11)Robert
     C. Pozen, and (12)Thomas R.
     Williams  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S),
     WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


--------------------------------------------------------------------------------

2.      To ratify the selection of PricewaterhouseCoopers LLP     FOR [ ]   AGAINST [ ]        ABSTAIN [ ]       2.
        as independent accountants of the funds.

3.      To approve an amended management  contract for the fund   FOR [ ]   AGAINST [ ]        ABSTAIN [ ]       3.
        to include annual premium  payments to a captive mutual
        insurance  company in the list of  enumerated  expenses
        borne   directly  by  the  fund  in   calculating   its
        management fee and to modify the management  contract's
        amendment provisions.

4.      To amend each fund's fundamental investment limitation    FOR [ ]   AGAINST [ ]        ABSTAIN [ ]       4.
        concerning diversification.

6.      To amend the fund's fundamental  investment  limitation   FOR [ ]   AGAINST [ ]        ABSTAIN [ ]       6.
        concerning the  concentration  of its  investments in a
        single industry.

8.      To amend the fund's fundamental  investment  limitation   FOR [ ]   AGAINST [ ]        ABSTAIN [ ]       8.
        concerning real estate.

9.      To amend the fund's fundamental investment limitation     FOR [ ]   AGAINST [ ]        ABSTAIN [ ]       9.
        concerning loans.


HERE-pxc-0399
                               cusip#31617H300 #415HH

                Vote this proxy card TODAY! Your prompt response
            will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

  Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY HEREFORD STREET TRUST: SPARTAN U.S. GOVERNMENT MONEY MARKET FUND PROXY SOLICITED BY THE TRUSTEES The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY HEREFORD STREET TRUST: SPARTAN U.S. GOVERNMENT MONEY MARKET FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date ______________________________, 1999

                                    ---------------------------------------

                                    ---------------------------------------

                                          Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE


                                          cusip#31617H102/fund#458

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.   To elect the twelve nominees      [  ] FOR     [  ]       1.
     specified below as Trustees:     all nominees  WITHHOLD
     (01)Ralph F. Cox, (02)Phyllis    listed        authority
     Burke Davis, (03)Robert M.       (except as    to vote
     Gates, (04)Edward C. Johnson     marked to     for all
     3d, (05)E. Bradley Jones,        the contrary  nominees.
     (06)Donald J. Kirk, (07)Peter    below).
     S. Lynch, (08)William O. McCoy,
     (09)Gerald C. McDonough,
     (10)Marvin L. Mann, (11)Robert
     C. Pozen, and (12)Thomas R.
     Williams
     (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)


--------------------------------------------------------------------------------

2.      To ratify the selection of PricewaterhouseCoopers LLP     FOR [ ]   AGAINST [ ]       ABSTAIN [ ]        2.
        as independent accountants of the funds.

3.      To approve an amended management  contract for the fund   FOR [ ]   AGAINST [ ]       ABSTAIN [ ]        3.
        to include annual premium  payments to a captive mutual
        insurance  company in the list of  enumerated  expenses
        borne   directly  by  the  fund  in   calculating   its
        management fee and to modify the management  contract's
        amendment provisions.

4.      To amend the fund's fundamental investment limitation     FOR [ ]   AGAINST [ ]       ABSTAIN [ ]        4.
        concerning diversification.

7.      To amend the fund's fundamental  investment  limitation   FOR [ ]   AGAINST [ ]       ABSTAIN [ ]        7.
        concerning borrowing.


SPU-pxc-0399                                       cusip#31617H102/fund#458

                Vote this proxy card TODAY! Your prompt response
             will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

  Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY HEREFORD STREET TRUST: SPARTAN U.S. GOVERNMENT MONEY MARKET FUND PROXY SOLICITED BY THE TRUSTEES The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY HEREFORD STREET TRUST: SPARTAN U.S. GOVERNMENT MONEY MARKET FUND as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999, at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date _______________________________, 1999

                                    ---------------------------------------

                                    ---------------------------------------

                                          Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

                                          (454,458,415 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.   To elect the twelve nominees       [  ]FOR     [  ]       1.
     specified below as Trustees:     all nominees  WITHHOLD
     (01)Ralph F. Cox, (02)Phyllis    listed        authority
     Burke Davis, (03)Robert M.       (except as    to vote
     Gates, (04)Edward C. Johnson     marked to     for all
     3d, (05)E. Bradley Jones,        the contrary  nominees.
     (06)Donald J. Kirk, (07)Peter    below).
     S. Lynch, (08)William O. McCoy,
     (09)Gerald C. McDonough,
     (10)Marvin L. Mann, (11)Robert
     C. Pozen, and (12)Thomas R.
     Williams  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S),
     WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


--------------------------------------------------------------------------------

2.      To ratify the selection of PricewaterhouseCoopers LLP     FOR [ ]    AGAINST [ ]      ABSTAIN [ ]        2.
        as independent accountants of the funds.

3.      To approve an amended management  contract for the fund   FOR [ ]    AGAINST [ ]      ABSTAIN [ ]        3.
        to include annual premium  payments to a captive mutual
        insurance  company in the list of  enumerated  expenses
        borne   directly  by  the  fund  in   calculating   its
        management fee and to modify the management  contract's
        amendment provisions.

4.      To amend the fund's fundamental investment limitation     FOR [ ]    AGAINST [ ]      ABSTAIN [ ]        4.
        concerning diversification.

7.      To amend the fund's fundamental  investment  limitation   FOR [ ]    AGAINST [ ]      ABSTAIN [ ]        7.
        concerning borrowing.


HERE-pxc-0399
                    cusip#31617H10/#458HH